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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  April 25, 1996
                                                          --------------


                               CEDAR GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-10372                      23-2577796
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 State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation or
   organization


                              500 Rue Notre Dame,
                                    Lachine
                                Quebec, H8S 2B2
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                    (Address of principal executive office)

                 Registrant's telephone number:  (514) 634-3550
                                                 --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 25, 1996, Cedar Group Canada Inc ("CGC"), a Canadian corporation and a wholly-owned subsidiary of Cedar Group, Inc. (the "Registrant"), agreed in principle to purchase, in a privitization involving the Quebec provincial government, the outstanding capital stock of Groupe MIL Inc. ("MIL") from Societe Generale de Financement ("SGF") for Cdn. $1. MIL has three subsidiaries: MIL Davie Inc., a shipbuilding and ship repair facility with over 1,000,000 square feet of manufacturing space fabricating industrial components for a variety of industries; Intermodal Inc., a designer and manufacturer of road-rail interchangeable systems; and MIL Systems Inc., an engineering company specializing in advanced ship design software, naval systems and global telecommunications. The Registrant plans for MIL to continue its present course of business under its control.

        SGF has agreed to assume all existing and contingent liabilities of MIL and to contribute Cdn. $25 million to modernize facilities and provide working capital. CGC has, subject to market conditions, agreed to contribute, or have other third party investors invest up to Cdn. $60 million in the ensuing five year period, with SGF conributing 25% of funds invested. CGC and SGF will be formalizing the transaction in a definitive agreement of purchase and sale with effect as at March 31, 1996.
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         MIL's assets consist of cash, accounts receivable, inventories and property, plant and equipment.

         The Consideration paid by CGC was determined by negotiation with SGF.

         No material relationship existed between SGF and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of business acquired.

              It is impracticable at the time of the filing of this Current Report to provide the required financial statements for MIL. Accordingly, the Registrant will file the required financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (b)  Proforma financial information.

              It is impracticable at the time of the filing of this Current Report for the Registrant to provide the proforma financial information required by Regulation S-X. Accordingly, the Registrant will file the required proforma financial information under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after this Current Report must be filed with the Commission.

         (c)  Exhibits (referenced to Item 601 of Regulations S-K).

              None.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CEDAR GROUP, INC.


Dated:  May 8, 1996                     By: /S/  Michel L. Marengere
                                            --------------------------
                                        Michel L. Marengere,
                                        Chairman and CEO
                                        (Chief Executive Officer)